UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to Rule 14a-12
PETER KIEWIT SONS’, INC.

(Name of Registrant as Specified In Its Charter)
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Peter Kiewit Sons’, Inc. intends to deliver the following materials to the stockholders of Peter Kiewit Sons’, Inc. beginning on November 29, 2007.

SUPPLEMENT TO PROXY STATEMENT
FOR THE SPECIAL MEETING OF STOCKHOLDERS
SCHEDULED TO BE HELD ON NOVEMBER 28, 2007 AND ADJOURNED TO DECEMBER 28, 2007

The following information is provided to supplement the Definitive Proxy Statement dated October 23, 2007 (the “Proxy Statement”), of Peter Kiewit Sons’, Inc. (the “Company”) furnished to stockholders (the “Stockholders”) in connection with the solicitation of proxies on behalf of the board of directors of the Company (the “Board”) for use at the special meeting of Stockholders (the “Special Meeting”) scheduled to be held on Wednesday, November 28, 2007, at 9:30 a.m. local time at the Company’s principal executive offices located at Kiewit Plaza, Omaha, Nebraska 68131. The purposes of the Special Meeting are as stated in the Notice of Special Meeting of Stockholders, dated October 23, 2007, which accompanied the Proxy Statement. The Special Meeting of Stockholders has been adjourned to December 28, 2007 at 9:30 local time at the Company’s principal executive offices located at Kiewit Plaza, Omaha, Nebraska. This Supplement should be read in conjunction with the Proxy Statement and the Proxy Statement supplement previously delivered to you on or about November 21, 2007 (the “First Proxy Supplement”).

Only holders of record of Company’s $0.01 par value common stock (“Common Stock”) as of the close of business on October 11, 2007 (the “Record Date”) are entitled to receive notice of and to vote at the special meeting and at any adjournment or postponement thereof. Each holder of record of Company Common Stock on the Record Date will be entitled to one vote for each share held on all matters to be voted upon at the special meeting. At the close of business on October 11, 2007, the Company had outstanding and entitled to vote approximately 19,800,866 shares of Common Stock.

You have been asked to approve proposals to amend and restate the Company’s Restated Certificate of Incorporation (“Certificate”) and to adopt the Peter Kiewit Sons’, Inc. Employee Ownership Plan (the “Plan”). The Plan is intended to allow the Company to terminate its reporting and other obligations under the Securities Exchange Act of 1934 (the “Exchange Act”) while also continuing the Company’s long-standing policy of employee ownership. In order to implement the Plan and terminate the Company’s reporting obligations under the Exchange Act, the Certificate must be amended and restated as described in the Proxy Statement and herein.

In the materials previously delivered to you, the proposed amendments to the Certificate (the “Certificate Amendment”), the Plan and the Offer to Exchange Outstanding Shares of Common Stock of Peter Kiewit Sons’, Inc. for Interests in the Peter Kiewit Sons’, Inc. Employee Ownership Plan (“Offer to Exchange”) were attached as annexes to the Proxy Statement. As we have now amended the Offer to Exchange to be open to all holders of our Common Stock, it has been necessary to make changes to the proposed Plan. We have provided the revised proposed Plan, as well as a discussion of changes to the Offer to Exchange here and in Annex A of this supplement, so that you may review and consider the revised proposed Plan. No change has been made to the proposed Certificate Amendment. If the Certificate Amendment is approved and the Plan is adopted, then our Stockholders will have the opportunity to participate in an offer to exchange, whereby Stockholders may exchange their shares of the Common Stock for interests in the Plan.

Extension of the Offer and Intent to Adjourn the Special Meeting.  Because of these changes, the Offer to Exchange is being extended beyond its original expiration date of November 28, 2007. The offer to exchange will now expire at 12:00 midnight, Eastern Time, on December 28, 2007, unless extended further pursuant to the terms and conditions of the Offer to Exchange. Subject to our rights to extend, terminate and amend the offer, we will accept promptly after the expiration date all properly tendered shares of Common Stock that are not validly withdrawn and, on behalf of such participating Stockholders, we will transfer record ownership of the shares of Common Stock tendered by participating Stockholders to the administrator of the Plan, to be held by the administrator as agent for, and on behalf of, the respective participating Stockholder subject to the terms of the Plan. You may withdraw your tendered shares at any time before the Company accepts your shares of Common Stock. Further, the Company, without taking any other action, has adjourned the Special Meeting until that date, in order to provide Company Stockholders sufficient time to consider the revised Plan as well as the supplemental information contained herein.

You may change your proxy instructions with regard to any matter to be voted on at the Special Meeting at any time before your proxy is voted at the Special Meeting. You may revoke your proxy at any time before it is voted. Please refer to the instructions in the Proxy Statement if you wish to change or revoke your proxy.

Stockholders that have previously voted may change their vote, but need not vote again. If you have already returned your completed letter of transmittal and any required certificates in order to accept the Offer to Exchange, then no further action is required on your part unless you wish to withdraw from the Offer to Exchange.

Eligible Stockholders.  The materials previously delivered to you regarding the Special Meeting stated that the Offer to Exchange was open only to employees and directors of the Company and employees of the Company’s controlled subsidiaries. In the Proxy Statement, this group was referred to as “Eligible Stockholders.” As of October 22, 2007, 19,800,866 shares of Common Stock were issued and outstanding, 18,362,811 (92.74%) of which were held by Eligible Stockholders. Of the 1,438,055 shares of Common Stock not held by Eligible Stockholders, 1,255,550 (6.34%) were owned by eight (8) trusts or other estate planning vehicles established by Eligible Stockholders, 94,475 (0.47%) were owned by twenty-one (21) employees of KCP, Inc. (or a subsidiary or joint venture of KCP, Inc.), a former affiliate of the Company and 88,030 (0.44%) were owned by six (6) terminated employees whose shares of Common Stock have not yet been repurchased by the Company.

The Company has amended the Offer to Exchange to make the offer available to all Stockholders. Please disregard all statements in the Proxy Statement and Offer to Exchange to the effect that Stockholders that do not qualify as Eligible Stockholders may not participate in the Offer to Exchange or in the Plan. The Company is offering to exchange up to all of the issued and outstanding shares of Common Stock rather than only the shares of Common Stock held by Eligible Stockholders.

All references in the Proxy Statement to “Eligible Stockholders” should hereafter be read to refer to all holders of Common Stock, except as otherwise noted herein. As previously disclosed in the Proxy Statement, the Company intends to repurchase the shares of Common Stock of those stockholders that do not participate in the Offer to Exchange. Consequently, all previously ineligible Stockholders should refer to the discussions in the First Proxy Supplement under “Special Factors — Fairness of the Proposals to Stockholders” regarding the fairness of the transaction to affiliated and unaffiliated Eligible Stockholders and under “Special Factors — Material U.S. Federal Income Tax Consequences” and “Special Factors — Material Canadian Federal Income Tax Consequences”.

Revisions to the Plan to be Voted on at the Special Meeting.  Because of the change described in the immediately preceding section, the proposed Plan has been revised to allow all Stockholders to be eligible to participate in the Plan. The revised proposed Plan provides that the Board may in the future exclude certain participants from the Plan if, in the determination of the Board, such participation would jeopardize the registration exemption offered by Rule 12h-1(a) promulgated under the Exchange Act. In such event, the Company would transfer record title of the shares of Common Stock being held by the administrator of the Plan on behalf of such participants to such participant in accordance with Section 9.3(d) of the Plan. The full text of the revised proposed Plan is set forth as Annex B hereto. The revisions from the draft of the Plan attached as Annex B to the Proxy Statement are contained in the definition of “Eligible Employee” in Article II (“Definitions”) of the revised proposed Plan, in Section 3.3 (“Cessation of Participation”) of the revised proposed Plan and in Section 9.3(d) (“Anti-Alienation”) of the revised proposed Plan. For your convenience, text that has been deleted from the prior proposed version of the Plan is indicated by being struck through and text that is new in the revised proposed Plan is indicated by being double underlined.

Recommendation of the Board.  In the Proxy Statement, the Board recommended that all Stockholders vote “FOR” the proposed amendment to and restatement of the Certificate and “FOR” adopting the Plan. The Board also recommended that the Eligible Stockholders tender their shares of Common Stock pursuant to the Offer to Exchange; however, the Board made no recommendation as to whether those Stockholders that previously were not Eligible Stockholders should accept the Offer to Exchange and tender their shares of Common Stock.

Interest of the Executive Officers and Directors.  In the materials previously delivered to you, we disclosed that all of the Company’s executive officers and directors have indicated that they will tender all of their shares of Common Stock in the Offer to Exchange, other than shares held in a previously approved trust or other estate planning vehicle. As the Offer to Exchange is now open to all Stockholders regardless of how such shares of Common Stock are held, the executive officers and directors have all indicated their intent to tender all of their shares, including those shares held in a previously approved trust or other estate planning vehicle.

The Purpose of the Transaction.  As discussed in the Proxy Statement, the Company intends to terminate the registration of the Common Stock under the Securities Exchange Act of 1934 (the “Exchange Act”) and thereby eliminate the significant expenses and public reporting obligations required to comply with that Act, although the matters to be voted on at the Special Meeting will not themselves give rise to such deregistration. The structure of the transaction relies on an exemption from Exchange Act registration for employee ownership plans. The revised proposed Plan provides that the Board may in the future exclude certain participants from the Plan if, in the determination of the Board, such participation would jeopardize the registration exemption offered by Rule 12h-1(a) promulgated under the Exchange Act. Assuming the Certificate Amendment is approved, persons who are so excluded from participation in the Plan in the future would be permitted to own Common Stock outside the Plan.

Fairness.  In the Proxy Statement and the First Proxy Supplement, the Company explained why it believes the proposals and proposed transaction are substantively and procedurally fair to the Stockholders. The fairness discussion separately addressed affiliated and unaffiliated Stockholders that accept the Offer to Exchange, affiliated and unaffiliated Stockholders that do not accept the Offer to Exchange and Stockholders that were ineligible. Pursuant to the amended terms of the Offer to Exchange, all Stockholders are eligible. For a discussion of the fairness of the transaction regarding affiliated and unaffiliated Stockholders that choose to or choose not to tender, please refer to the “Special Factors — Fairness of the Proposals” section in our First Proxy Supplement, which is now equally applicable to newly eligible Stockholders.

Your vote is very important.  Whether or not you plan to attend the special meeting, please submit your proxy as soon as possible to make sure that your shares are represented and voted. Whether or not you attend the special meeting, you may revoke a proxy at any time before it is voted by filing with our stock registrar a duly executed revocation of proxy, by submitting a duly executed proxy to our stock registrar with a later date or by appearing at the special meeting and voting in person, regardless of the method used to deliver your previous proxy. Attendance at the special meeting without voting will not itself revoke a proxy.

If you have already submitted a proxy for the Special Meeting and do not wish to change or revoke that proxy, then no further action is required.

For more information about the proposals to be considered at the December 28, 2007 Special Meeting, we strongly encourage you to review the Proxy Statement, the First Proxy Supplement and the other documents to which we refer you in their entirety.

ANNEX A

SUPPLEMENT TO THE OFFER TO EXCHANGE

PETER KIEWIT SONS’, INC.

SUPPLEMENT TO

OFFER TO EXCHANGE
OUTSTANDING SHARES OF COMMON STOCK
OF PETER KIEWIT SONS’, INC.
FOR INTERESTS IN THE
PETER KIEWIT SONS’, INC. EMPLOYEE OWNERSHIP PLAN

THE OFFER AND WITHDRAWAL RIGHTS EXPIRE
AT 12:00 MIDNIGHT, EASTERN U.S. TIME, ON NOVEMBER 28, 2007
UNLESS THE OFFER IS EXTENDED BY PETER KIEWIT SONS’, INC.

The following information is provided to supplement and amend the Offer to Exchange Outstanding Shares of Common Stock of Peter Kiewit Sons’, Inc. for Interests in the Peter Kiewit Sons’, Inc. Employee Ownership Plan (the “Offer to Exchange”), dated October 23, 2007, as previously supplemented on November 14, 2007. A supplement (the “Second Proxy Supplement”) to the Peter Kiewit Sons’, Inc.’s definitive proxy statement filed on October 23, 2007 (“Proxy Statement”), as previously supplemented on November 14, 2007 (the “First Proxy Supplement”), is being filed with the Securities and Exchange Commission concurrently with this supplement to the Offer to Exchange. This supplement to the Offer to Exchange is being delivered to provide the supplemental information set forth herein.

Except as amended or supplemented below, the original terms and conditions of the Offer to Exchange, as previously amended and supplemented remain in effect. This Offer Supplement may be transmitted to you via electronic mail. Hard copies of this Offer Supplement may be obtained at no cost by contacting us at Peter Kiewit Sons’, Inc., Attention: Douglas A. Obermier, Stock Registrar, Kiewit Plaza, Omaha, Nebraska 68131.

If you have already tendered your shares of Peter Kiewit Sons’, Inc. (the “Company”) common stock (the “Stock”) and do not wish to withdraw your tendered shares of Stock, then no further action is required.

The Company hereby amends the Offer to Exchange to make the offer available to all stockholders (“Stockholders”). All statements in the Proxy Statement, the First Proxy Supplement and the Offer to Exchange that state that Stockholders that do not qualify as Eligible Stockholders may not participate in the Offer to Exchange or in the Plan shall be disregarded. The proposed Peter Kiewit Sons’, Inc. Employee Ownership Plan (the “Plan”) has been revised to allow all Stockholders to be eligible to participate in the Plan. Accordingly, all Stockholders may accept the offer on the same terms and subject to the same condition as set forth in respect of Eligible Stockholders in the Offer to Exchange as filed on October 23, 2007 and as previously supplemented on November 14, 2007. If the Plan is adopted and the proposed amendment to and restatement of the restated certificate of incorporation of the Company (the “Certificate Amendment”) is

approved, previously ineligible Stockholders who refuse the Offer to Exchange will be subject to the same treatment as Eligible Stockholders, as described in “The Offer — Plan Interests; Expiration Date” and “The Offer — Source and Amount for Consideration; Term of Plan Interest” in the Offer to Exchange and in “Summary Term Sheet — The Plan and the Proposed Amendment to and Restatement of the Certificate; the Offer to Exchange” in the Proxy Statement and the First Proxy Supplement. Shares of the Stock held by previously ineligible Stockholders will not be returned to them as indicated in “Summary Term Sheet”, “The Offer — Plan Interests; Expiration Date” and “The Offer — Acceptance of Shares of Stock For Exchange and Issuance of Plan Interests” in the Offer to Exchange, although the acceptance by the Company of shares of Stock tendered by previously ineligible Stockholders will be subject to the same terms and conditions generally applicable to Eligible Stockholders, as described in “Summary Term Sheet”, “The Offer — Plan Interests; Expiration Date” and “The Offer — Acceptance of Shares of Stock For Exchange and Issuance of Plan Interests” in the Offer to Exchange.

The materials previously delivered to you regarding the proposals to be voted upon at the special meeting of the Stockholders stated that the Offer to Exchange was limited to employees and directors of the Company and employees of the Company’s controlled subsidiaries. In the Offer to Exchange, this group was referred to as “Eligible Employees.” As of October 22, 2007, 19,800,866 shares of Stock were issued and outstanding, 18,362,811 (92.74%) of which were held by persons previously referred to as Eligible Employees. In the Offer to Exchange previously distributed to you, we stated that the Company sought 18,362,611 shares of Stock in the Offer to Exchange and expected the administrator of the Plan to issue 18,362,611 Plan interests pursuant to the Plan. Due to the extension of the Offer to Exchange to all holders of shares of Stock, the Company is offering to exchange up to all issued and outstanding shares of Stock. Therefore, we are seeking all 19,800,866 shares of issued and outstanding Stock and expect the administrator of the Plan to issue a number of Plan Interests equal to the number of shares of Stock tendered and accepted in the Offer to Exchange.

Please disregard any distinction in the Offer to Exchange between Eligible Stockholders and other Stockholders. Under the terms of the Offer to Exchange, the Proxy Statement, the First Proxy Supplement and the revised proposed Plan, all discussions regarding Eligible Employees are now applicable to all Stockholders.

Section 8 of the Offer to Exchange (“The Offer — Source and Amount of Consideration; Terms of Plan Interests”) stated that if the exchange is completed and if the Company completes the going-private transaction described in the Offer to Exchange and the Proxy Statement, then in the future, the Company anticipates that Eligible Employees would only be permitted to acquire ownership of the Company through the purchase of Plan interests. As described in greater detail under second supplement to the Proxy Statement, which is filed concurrently with this supplement to the Offer to Exchange, that statement is now generally applicable to all Stockholders. However, the revised proposed Plan provides that in the future the board of directors of the Company (the “Board”) may exclude from eligibility to participate in the Plan persons who, by participating in the Plan, would render the exemption from the registration requirements of the Securities Exchange Act of 1934 (the “Exchange Act”) afforded by Rule 12h-1 promulgated under the Exchange Act unavailable. Assuming the Certificate Amendment is approved, persons who are so excluded from participation in the Plan in the future would be permitted to own Stock outside the Plan.

If the proposed Certificate Amendment is adopted and the revised proposed Plan is approved, then the Company will not offer shares of Stock directly to Stockholders other than Stockholders determined by the Board to be ineligible to participate in the Plan. The Offer to Exchange delivered to you stated that if “the Board determined to offer persons who otherwise qualify as ‘Employees’ as defined in the Certificate, but who are not Eligible Employees (i.e., employees of KCP, Inc. or a subsidiary or joint venture of KCP, Inc.) the opportunity to participate in (or increase their participation in) the ownership of the Company, such persons would be offered shares of Stock directly.” Assuming the Certificate Amendment is approved and the Plan is adopted, no person who is permitted to participate in the Plan will be offered the opportunity to own Stock outside of the Plan. However, as described above, the Board may determine in the future that certain persons who would otherwise be eligible to participate in the Plan shall be specifically excluded from eligibility to participate in the Plan, and such persons may be eligible to own Stock outside of the Plan.

In the Offer to Exchange, the Company disclosed that the Board recommended that all Eligible Stockholders tender their shares of Stock pursuant to the Offer to Exchange; however, the Board has made no recommendation as to whether those Stockholders that previously were ineligible and now are eligible should accept the Offer to Exchange and tender their shares of Stock.

In the materials previously delivered to you, we disclosed that members of the Company’s senior management and directors have indicated that they will tender all of their shares of Stock in the Offer to Exchange, other than shares held in a previously approved trust or other estate planning vehicle. As the Offer to Exchange is now open to all Stockholders regardless of how such shares of Stock are held, the executive officers and directors have all indicated their intent to tender all of their shares, including those shares held in a previously approved trust or other estate planning vehicle.

Subject to our rights to extend, terminate and amend the offer, we will accept promptly after the expiration date all properly tendered shares of Stock that are not validly withdrawn and, on behalf of such participating Stockholders, we will transfer record ownership of the shares of Stock tendered by participating Stockholders to the administrator of the Plan, to be held by the administrator as agent for, and on behalf of, the respective participating Stockholder subject to the terms of the Plan. You may withdraw your tendered shares at any time before the Company accepts your shares of Stock. Because the Offer to Exchange has been extended, the issue date of Plan interests will also be extended be correspondingly delayed. The Company anticipates that it will accept the tendered shares of Stock and issue the Plan interests promptly upon the closing of the Offer to Exchange.

ANNEX B

Revised Proposed Peter Kiewit Sons’, Inc. Employee Ownership Plan

B-1

PETER KIEWIT SONS’, INC. EMPLOYEE OWNERSHIP PLAN

i

ARTICLE I

GENERAL

1.1  Nature of Plan.  The purpose of the Plan is to provide Eligible Employees a vehicle for participating in the ownership of the Company. The goal of the Plan is to eliminate the public disclosure and other obligations (including the associated costs of complying with such obligations) imposed by the federal securities laws, while at the same time preserving the Company’s Eligible Employees’ ability to participate in the ownership of the Company. The Plan is intended to be exempt from registration under Rule 12h-1(a) promulgated under the Securities Exchange Act of 1934, as amended. The Plan is not and is not intended to be an employee stock ownership plan within the meaning of Section 4975(e)(7) of the Code or Section 407(d)(6) of the Employee Retirement Income Security Act of 1974, as amended.

1.2  Effective Date.  The Plan shall be effective as of the Effective Date.

1.3  Interpretation.  The table of contents and headings herein are for convenience of reference only, do not constitute part of the Plan and shall not be deemed to limit or otherwise affect any of the provisions hereof. Where a reference in the Plan is made to a Section or Article, such reference shall be to a Section or Article of the Plan unless otherwise indicated. Whenever the words “include,” “includes” or “including” are used in the Plan, they shall be deemed to be followed by the words “without limitation.” Unless the context otherwise requires, the use of the singular shall include the plural, the use of the masculine shall include the feminine, and vice versa. As used in the Plan, any reference to any law, rule or regulation shall be deemed to include a reference to any amendments, revisions or successor provisions to such law, rule or regulation. If any provision of the Plan is held to be invalid or unenforceable, the other provisions of the Plan shall not be affected but shall be applied as if the invalid or unenforceable provision had not been included in the Plan, to the extent the economic and legal substance of the actions and interests contemplated hereby are not affected in any manner adverse to the Company or any Participant in any material respect.

ARTICLE II

DEFINITIONS

All capitalized terms used in the Plan shall have the meaning set forth in this Article II unless the context clearly indicates otherwise. Capitalized terms used in the Plan but not otherwise defined herein shall have the meaning set forth in the Certificate.

“Administrator” means the entity appointed by the Board to administer the Plan as specified in Section 7.1(a).

“Allocable Shares” has the meaning set forth in Section 5.1.

“Board” means the Board of Directors of the Company or its duly authorized designee, if any, in respect to the Plan.

“Certificate” means the Company’s Restated Certificate of Incorporation, as it may be amended from time to time.

“Code” means the Internal Revenue Code of 1986, as amended from time to time (or any corresponding provision of succeeding law).

“Company” means Peter Kiewit Sons’, Inc., a Delaware corporation.

“Effective Date” means the date of the closing of the Exchange Offer.

~~“Eligible Employee” means an Employee who is a director or employee of the Company or an employee of a Subsidiary, or a Twenty Percent Subsidiary, which Twenty Percent Subsidiary is directly or indirectly controlled by the Company~~.

“Eligible Employee” means any person who is permitted by the terms of the Certificate to own Shares, other than such persons, if any, that are excluded from participation in this Plan by the determination of the Board pursuant to Section 9.3(d)
.

“Exchange Offer” means the offer that has been approved by the Board and made by the Company to each Eligible Employee to surrender such holder’s Shares in exchange for equivalent Interests as a Participant.

“Intended Characterization” has the meaning set forth in Section 9.6.

“Interest” means, with respect to a Participant, the Participant’s beneficial interest in each Allocable Share held by the Administrator for such Participant as provided in Article VII hereof.

“Participant” means an Eligible Employee who is a participant in the Plan, as specified in Sections 3.1 and 3.2.

“Plan” means this Peter Kiewit Sons’, Inc. Employee Ownership Plan, as it may be amended from time to time.

“Plan Account” means the custodial account established pursuant to the Plan for the Administrator to hold, in accordance with the Plan, the Shares transferred by an Eligible Employee to the Administrator to hold for a Participant in connection with the Exchange Offer, and the Shares issued to the Administrator to hold for a Participant in connection with a Subsequent Offer.

“Plan Officer” has the meaning set forth in Section 7.1(a).

“Repurchase Notice” has the meaning set forth in Section 6.1(c).

“Share” means a share of the common stock, par value $0.01, of the Company.

“Subsequent Offer” means any offering of Interests under the Plan to Eligible Employees (other than pursuant to the Exchange Offer).

ARTICLE III

PARTICIPATION IN THE PLAN

3.1  Initial Participation.  Each Eligible Employee who participates in the Exchange Offer pursuant to its terms shall become a “Participant” as of the Effective Date, until such time as such participation terminates in accordance with Section 3.3. Each Eligible Employee who participates in the Exchange Offer shall be credited with Interests representing the number of Shares surrendered by such Participant and accepted for exchange pursuant to the terms of the Exchange Offer.

3.2  Subsequent Participation.

(a) From time to time after the Effective Date, the Board may designate Eligible Employees who shall be offered the opportunity to become Participants, and/or Participants who shall be offered the opportunity to increase their respective Interests, in a Subsequent Offer. All Subsequent Offers shall be subject to any and all restrictions or limitations on direct and indirect ownership of Shares as set forth in the Certificate. Each Eligible Employee who is not otherwise a Participant and who participates in a Subsequent Offer shall become a “Participant” upon the closing of such transaction, until such time as such participation terminates in accordance with Section 3.3. Such new or continuing Participants shall be credited with the relevant number of Interests upon their acceptance of a Subsequent Offer and (i) their payment to the Company of an amount equal to the product of the Common Share Price multiplied by the relevant number of Shares issued by the Company to the Administrator pursuant to Section 3.2(b) or (ii) their delivery to the Company of an equivalent number of Shares pursuant to Article Sixth Section (D)(1) of the Certificate pursuant to Section 3.2(b). Any acceptance of a Subsequent Offer by an Eligible Employee shall be irrevocable by the Eligible Employee once acceptance is made and shall be on the terms described in the Plan.

(b) An Eligible Employee’s acceptance of a Subsequent Offer shall constitute the Eligible Employee’s (i) authorization of the Company to issue in the name of the Administrator a number of Shares equal to the number of Interests subject to the Subsequent Offer and (ii) agreement to (A) pay to the Company an amount equal to the product of the Common Share Price then in effect multiplied by such number of Shares or (B) deliver to the Company an equal number of Shares pursuant to Article Sixth Section (D)(1) of the Certificate.

3.3  Cessation of Participation.  A person shall cease to be a Participant when all Interests credited to such person have been cancelled in accordance with Article VI ~~or~~
,
 when the Plan is terminated pursuant to Article VIII
or when determined by the Board pursuant to Section 9.3(d)
. Upon the cancellation of all Interests credited to a person, neither such person nor, to the extent the Participant assigned his or her rights under Section 6.1(a) to a Qualified Financial Institution pursuant to Section 9.3(b), the Qualified Financial Institution, shall have any further interest in or rights under the Plan, other than the right to receive payment for all Allocable Shares relating to such Interests (or, in the case of termination of the Plan or a Board determination pursuant to Section 9.3(d)
, the Allocable Shares), to the extent not received at the time of such cancellation.

ARTICLE IV

COMPANY TRANSFERS AND ISSUANCES OF SHARES

4.1  Company Contributions to the Plan Account.  Immediately following the consummation of the Exchange Offer, the Company shall transfer record title of those Shares surrendered for exchange by each Eligible Employee pursuant to the terms of the Exchange Offer to the Administrator, to hold subject to the terms and conditions hereof. In addition, immediately following an Eligible Employee’s acceptance of a Subsequent Offer and the fulfillment of any payment or delivery obligation created by such acceptance, the Company shall issue the relevant number of Shares to the Administrator, to hold for such Eligible Employee subject to the terms and conditions hereof.

ARTICLE V

OPERATION OF PLAN

5.1  Allocable Shares.  The Shares transferred to the Plan by a Participant pursuant to Article IV in connection with the Exchange Offer, and the Shares issued to the Administrator to hold for a Participant pursuant to Article IV in connection with a Subsequent Offer, shall be the “Allocable Shares” credited to such Participant, to be held by the Administrator subject to the terms hereof.

5.2  Interests.

(a) The Allocable Shares credited to each Participant shall be reflected by an equal number of Interests credited to the Participant.

(b) Each Participant shall always have a fully vested, nonforfeitable right to the Interests and the Allocable Shares credited to such Participant and to possess all rights accruing to a stockholder under the Certificate with respect to the Allocable Shares credited to such Participant, all in accordance with the Plan.

(c) As custodian, the Administrator shall maintain a register on behalf of the Plan, which shall contain the names and addresses of the Participants and the number of Interests and Allocable Shares (including the applicable share certificate numbers credited to each Participant). Such register shall be conclusive as to who shall be entitled to exercise or enjoy the rights of a Participant and the number of Interests and Allocable Shares credited to each Participant, and the Administrator shall not be bound to recognize any equitable or other claim to or interest in such Interests or Allocable Shares on the part of any other person, regardless of whether the Plan or the Administrator shall have actual or other notice thereof, except as otherwise required by law.

(d) Notwithstanding anything expressed or implied to the contrary in the Plan, the Plan Account shall be a single custodial account for all purposes, and nothing contained herein shall require the physical segregation of assets for any Participant, except as otherwise provided in Sections 5.1, 7.2, 9.3 or 9.7.

(e) The Plan shall not issue certificates or other evidences of ownership of Interests.

5.3  Fixed Investment of Plan; Distributions and Payments.

(a) Notwithstanding anything expressed or implied to the contrary herein, the Plan, including the Plan Account, shall be invested exclusively in Shares and nothing else.

(b) Except as otherwise provided in Section 5.3(c) or in Article VI, any dividend, distribution or other payment in respect of or for the Shares (including as a result of a self tender by the Company, a spin-off or liquidation, dissolution or winding-up of the affairs of the Company) shall be made by the Company, subject to applicable withholdings, directly to each Participant (or to the Qualified Financial Institution to which such Participant assigned such Participant’s rights under Section 6.1(a) pursuant to Section 9.3(b)) based upon the Allocable Shares credited to such Participant with respect to which such dividend, distribution or other payment is made.

(c) Record title to any Shares received in respect of the Shares held in the Plan Account as a result of a stock split or distribution of Shares that, in each case, is a tax-free transaction under Section 305(a) of the Code, shall be retained in the Plan Account, and the relevant Interests and Allocable Shares shall be credited to each relevant Participant to reflect such stock split or distribution. In the event of a reverse stock split of the Shares, the Interests and Allocable Shares credited to each relevant Participant shall be correspondingly reduced.

(d) Any consideration payable for Allocable Shares by any person other than the Company shall be paid directly to each Participant to whom such Allocable Shares are credited or as otherwise directed by such Participant (or to the Qualified Financial Institution to which such Participant assigned such Participant’s rights under Section 6.1(a) pursuant to Section 9.3(b)).

5.4  Delivery of Information; Voting of Shares.

(a) The Administrator promptly shall cause to be furnished to each Participant a copy of any materials received from any third party regarding the Shares or Interests. The Company shall cause to be furnished directly to each Participant a copy of any materials of the Company furnished to stockholders, including any proxy solicitation materials (at the same time as such materials are or are required to be furnished generally to any other Company stockholders). Such notice shall include instructions on how each Participant may direct the Administrator to vote or otherwise take action with respect to Allocable Shares credited to such Participant. The Company shall cooperate with the Administrator in an attempt to ensure that Participants receive the requisite information in a timely manner.

(b) Each Participant shall have the right to direct the Administrator with respect to the voting of the Allocable Shares credited to such Participant (provided that such Allocable Shares were credited to such Participant on the relevant record date) on each matter on which holders of Shares are entitled to vote (including the right to direct cumulative voting of the Allocable Shares credited to such Participant with respect to the election of directors to the same extent available to holders of Shares), and to instruct the Administrator to act in response to any tender offer or exchange offer for Shares with respect to such Participant’s Allocable Shares (including, subject to any limitations set forth herein, making payment instructions in respect thereof). The Administrator shall vote Allocable Shares and act in response to any offer for Allocable Shares prior to the deadline of such vote or such response and in accordance with timely directions of the Participant, provided, however, that a failure of a Participant affirmatively to direct timely the manner in which the Allocable Shares credited to such Participant are to be voted or acted in response to the offer shall be deemed to be an affirmative direction to abstain from voting or acting in response to the offer with respect to such Allocable Shares.

(c) Nothing contained in the Plan (including, without limitation, this Section 5.4) shall confer upon Participants, the Administrator or any other person or entity any voting or other rights in respect of Shares held in the Plan Account beyond those rights set forth in the Certificate and applicable under state and federal law. The Administrator shall have no power to sell, convey, transfer, assign, exchange or otherwise affect the Shares unless authorized by the terms of the Plan.

5.5  Other Stockholder Rights.  Each Participant shall have the right to direct the Administrator to exercise, as agent for, and for the benefit and on behalf of, such Participant, each and every right in respect of the Company that such Participant would enjoy in respect of the Company under law, the Certificate or the bylaws of the Company if such Participant was (and was permitted by the terms of the Certificate to be) the record holder of such Participant’s Allocable Shares. The Administrator shall act reasonably promptly in carrying out such directions. Provided that the Participant shall, upon the exercise of any such right, supply such information to the Administrator and the Company as a record owner of Shares would be required to provide to the Company upon the exercise of such right, the Company shall not object to any such exercise of rights on the basis of such Participant’s failure to satisfy any statutory requirement regarding ownership of Shares, except to the extent that the Company could raise such objection (other than as a result of the Participant’s status as being eligible to participate in the Plan) if the Participant were the record owner of such Participant’s Allocable Shares.

ARTICLE VI

CANCELLATION AND PAYMENT OF INTERESTS

6.1  Cancellation of Interests.  Interests credited to a Participant shall be cancelled as follows:

(a) Voluntary Cancellations.  At any time on or prior to the fifteenth (15th) day of any calendar month beginning after the Effective Date, upon delivery to the Company of: (i) written notice from a Participant (with a copy to the Administrator) indicating the Participant’s offer to cancel part or all of the Participant’s Interests and corresponding Allocable Shares and (ii) the certificate or certificates representing the Allocable Shares (unless the certificates representing such Allocable Shares are held by the Administrator), the Company shall accept such offer and the Company shall instruct the Administrator to cancel the number of Interests specified by such Participant’s written notice and to deliver to the Company such certificates for the corresponding Allocable Shares as are held by the Administrator. Payment to the Participant (or to the Qualified Financial Institution to which such Participant assigned such Participant’s rights under Section 6.1(a) pursuant to Section 9.3(b)) shall be made by the Company for such Allocable Shares, without interest, at the Common Share Price in effect on the date of the Company’s receipt of the notice from the Participant, within sixty (60) days after the date of receipt of the notice and, if applicable, certificates for the Allocable Shares, from the Participant by the Company. Notwithstanding the foregoing, the Company shall not be required to direct the Administrator to cancel such Interests or deliver certificates for such Allocable Shares, and the Company shall not be required to repurchase the Allocable Shares, during the suspension period declared by the Board pursuant to Article Sixth Section (D)(8) of the Certificate. Any offer notice received by the Company subsequent to the fifteenth (15th) day of a month will be deemed to have been received on the first day of the following month.

(b) Partial Voluntary Cancellations; Prohibited Actions.  If a Participant voluntarily offers to cancel part of the Participant’s Interests and Allocable Shares credited to such Participant in accordance with Section 6.1(a) above, or if the Participant attempts to take any action contrary to the provisions of Section 9.3(a), the Company shall have the option to instruct the Administrator to cancel all or any part of such Participant’s remaining Interests and to purchase from the Administrator the Participant’s Allocable Shares corresponding to such Interests. In the event that the Company elects to exercise this option, the Company shall give the Participant and the Administrator written notice to that effect within ninety (90) days after the date of the written notice provided by the Participant in Section 6.1(a) is received by the Company, or the date the Company becomes aware of the prohibited action, as applicable. The Administrator shall cancel the number of Interests specified in the written notice and either the Participant or the Administrator, as the case may be, shall deliver certificates for the corresponding Allocable Shares to the Company within ten (10) days after the date of the notice. Payment to the Participant shall be made by the Company for such Allocable Shares, at the

Common Share Price in effect on the date that notice is provided by the Company to the Participant and the Administrator, without interest, within sixty (60) days after the date the Company provides such notice.

(c) Involuntary Cancellations.  Except as set forth in Section 6.5, in the event that a Participant (or an estate, successor or personal representative thereof) would be required to sell and deliver Allocable Shares to the Company if the Participant (or an estate, successor or personal representative thereof) was the record owner of such Allocable Shares pursuant to any provision set forth in the Certificate upon the occurrence of events specified therein, whether after the receipt of notice from the Company or otherwise, then upon the occurrence of any such event, the Company shall give a written notice (with a copy to the Participant or, if applicable, the Participant’s estate, successor or personal representative) to the Administrator to cancel such Participant’s Interests and to sell and deliver (to the extent the Allocable Shares are held by the Administrator) certificates for such Participant’s Allocable Shares to the Company (a “Repurchase Notice”) (assuming for this purpose that such Participant (or estate, successor or personal representative) was permitted to be the record owner of such Allocable Shares by the terms of the Certificate). The Administrator shall cancel the number of Interests specified in the Repurchase Notice and either the Participant (or the estate, successor or personal representative thereof) or the Administrator, as the case may be, shall deliver certificates for the Participant’s Allocable Shares specified in the Repurchase Notice to the Company within ten (10) days after the date of the Repurchase Notice. The timing of the provision of the Repurchase Notice and payment by the Company for such Allocable Shares shall be as specified in the Certificate with regard to the event giving rise to the delivery of such Repurchase Notice, including such provisions permitting the deferral of repurchase by a Participant’s estate, successor or personal representative; provided, however, that in the event of the death of a Participant and deferral election by the Participant’s estate, successor or personal representative: (i) notice of such deferral must be received by the Company within 180 days of the death of the Participant or within ten (10) days of the receipt of the Repurchase Notice, whichever comes first, specifying the date or dates of deferral (which shall be no earlier than the repurchase date specified in the Repurchase Notice and no later than January 10th next succeeding the fiscal year during which the Participant’s death occurred) and specifying the Allocable Shares to be sold on such date or dates, (ii) certificates for such Allocable Shares shall be delivered no later than such specified applicable date or dates, and (iii) payment shall be made by the Company on the applicable repurchase date or dates specified in the deferral notice. The applicable Common Share Price for any Allocable Shares purchased by the Company pursuant to Section 6.1(c) shall be the Common Share Price in effect on the date certificates representing such Common Shares are required to be delivered to the Company.

(d) Other Cancellations.  In the event the Company cancels the certificates corresponding to any Allocable Shares, the Company shall instruct the Administrator to cancel the Interests corresponding to such Allocable Shares.

6.2  No Further Rights.  Upon cancellation of Interests credited to a Participant and return of the corresponding Shares to the Company or cancellation of such Allocable Shares by the Company, the Participant (and to the extent the Participant assigned his or her rights under Section 6.1(a) to a Qualified Financial Institution pursuant to Section 9.3(b), the Qualified Financial Institution) shall have no further interest in or rights in respect of the Interests cancelled or Shares returned to or cancelled by the Company, other than the right to receive payment for all Allocable Shares relating to such Interests, to the extent not already received.

6.3  Payments Where Common Share Price Not Yet Computed.  If the Common Share Price has not been computed within the time period prescribed for Company payments pursuant to Section 6.1 because the preparation of the audited consolidated financial statements of the Company and its Subsidiaries has not yet been completed, the Company shall make, within the time period prescribed for payment for such Allocable Shares, as set forth above, an “initial payment” in an amount equal to the price that would have been paid for such Allocable Shares if they had been repurchased by the Company during the preceding fiscal year. The balance shall be paid within ten (10) days after the date on which the Common Share Price has been computed, without interest. In the event that the Common Share Price is less than the amount paid by the Company in the “initial payment” provided for in this Section 6.3, the Company shall be entitled to recover the difference between the two amounts. Such difference shall be paid by the person or entity to whom the

Company made the initial payment within ten (10) days of the date of a written notice from the Company to pay such amount, without interest.

6.4  Delivery of Certificates; Payment by the Company.  Any stock certificate representing Shares to be repurchased by the Company must be endorsed in blank or accompanied by appropriate stock powers executed in blank and accompanied by such other evidence of authority as the Company may reasonably require. In the event of failure to deliver stock certificates with required evidence of authority within the time periods specified, the Company’s Secretary shall cancel each certificate on the books of the Company and such Shares shall be deemed no longer outstanding. Notwithstanding any provision of the Plan, no payment shall be required to be made by the Company with respect to any Allocable Shares until the Company shall have received stock certificates evidencing such Allocable Shares. In connection with the cancellation of any Participant’s Interests and the corresponding purchase or cancellation of Allocable Shares by the Company, the Company shall be authorized to deduct from the amount payable to such Participant upon the cancellation of Allocable Shares any amount owed by the Participant to the Company, any Subsidiary, and/or any Qualified Financial Institution to which such Allocable Shares have been pledged as provided in Section 9.3(b); provided, however, that any amount otherwise payable to a Qualified Financial Institution by the Company upon the cancellation of Allocable Shares shall not be reduced by any amount owed to the Company or any Subsidiary by the Participant who pledged such Allocable Shares to such Qualified Financial Institution.

6.5  Sales of Excess Stock.  Upon any cancellation of any Participant’s Interests as set forth in Article Sixth Section (D)(6) of the Certificate, payment to the Participant shall be made by the Company in an amount and at such time as would have been required under Article Sixth Section (D)(6) of the Certificate if such cancellation had instead been a sale of shares of Common Stock under such Section of the Certificate.

6.6  Minimum Voting Power.  Notwithstanding anything in the Plan to the contrary, the Company shall not direct the Administrator to cancel any Interests or deliver certificates for Allocable Shares relating to such Interests, and the Company shall not repurchase such Allocable Shares, if, after giving effect to repurchase, there would be less than 1,000 shares of capital stock of the Company having full voting power outstanding.

ARTICLE VII

ADMINISTRATION OF THE PLAN

7.1  Ministerial Powers and Duties of the Administrator.

(a) The Administrator shall have such responsibility for the administration of the Plan solely as is directed herein. The Administrator shall serve at the discretion of the Board. The Administrator shall initially be Kiewit Administrator, LLC, a limited liability company wholly owned by the Company. The Administrator shall appoint a natural person to serve as “Plan Officer” and to carry out the ministerial powers and duties of the Administrator under the Plan, provided that such individual may resign or be replaced by the Administrator at any time. The Plan Officer shall have no independent powers or duties in respect of the Plan, other than any powers or duties delegated by the Administrator to the Plan Officer.

(b) The Administrator shall be limited to ministerial powers and duties. The Administrator shall act in respect of Allocable Shares only in accordance with instructions of the relevant Participant or the Company, as provided herein. No fiduciary or trust relationship between the Administrator, on the one hand, and the Participants or the Company, on the other hand, exists under the Plan. Further, the Administrator shall owe the Participants and the Company only those duties and obligations set forth herein.

(c) The Administrator shall have the authority to engage such advisers and service providers as it may deem advisable in the administration of the Plan, and the Company shall pay the costs and expenses of any such advisers and service providers upon the direction of the Administrator. The Administrator may arrange for the engagement of legal counsel, which may be counsel for the Company, and make use of such agents and clerical or other personnel as it shall require or may deem advisable for purposes of the Plan. The Board and the Administrator may rely upon the written opinion of such counsel and the accountants engaged by the

Administrator. The Administrator shall report to the Board as frequently as necessary or as requested by the Board with regard to the matters for which the Administrator is responsible under the Plan.

(d) Notwithstanding anything expressed or implied to the contrary in the Plan, neither the Plan nor the Administrator shall issue any equity or other beneficial interests or any other instruments or securities, or write or enter into any put or call options, derivatives or other similar contracts, in or with respect to the Plan or the Shares in the Plan Account, except, the issuance of the Interests as provided herein. In no case shall the Company cause or agree to cause the Plan or the Administrator to take any action in violation of the preceding sentence.

7.2  Shares Held in the Plan Account.  The Allocable Shares shall be held of record by the Administrator in the Plan Account as custodian for the Participants, and the Plan Administrator shall have no beneficial interest in such Allocable Shares. Each Participant’s Allocable Shares shall be held by, and all actions (including, without limitation, actions pursuant to Article VI) taken by the Administrator with respect to any of such Participant’s Allocable Shares shall be taken by, the Administrator as agent for, and for the benefit and on behalf of, such Participant. At all times, any Shares held in the Plan Account shall be held in the name of the Administrator and not in the name of the Plan Officer.

7.3  Hold Harmless.  To the maximum extent permitted by law, neither the Administrator, the Plan Officer nor any member of the Board shall be personally liable by reason of any action in a capacity as such, and the Company shall indemnify and hold harmless, directly from its own assets (including the proceeds of any insurance policy the premiums of which are paid from the Company’s own assets), the Administrator, the Plan Officer and each member of the Board and each other officer, employee, or director of the Company or Administrator to whom any duty or power relating to the administration of the Plan or to the management and control of the assets of the Plan may be delegated or allocated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Company) arising out of any act or omission to act in connection with the Plan unless arising out of such person’s own fraud or bad faith.

7.4  Service of Process.  The Administrator, or such other person as may from time to time be designated by the Administrator, shall be the agent for service of process under the Plan.

ARTICLE VIII

AMENDMENT OR TERMINATION OF THE PLAN

8.1  Right to Amend, Suspend or Terminate Plan.  Except as expressly set forth herein, the Plan shall continue until terminated by the Board. The Board reserves the right to amend (including retroactively), suspend or terminate the Plan at any time and for any reason, provided that, subject to Section 8.2, no amendment, suspension or termination shall be made that would impair the rights of a Participant under the Plan as of the date of such amendment, suspension or termination without the consent of Participants holding four-fifths of the Interests then outstanding. Notwithstanding anything expressed or implied to the contrary in the Plan, no amendment may be made to the Plan that would direct or permit the Administrator or any other person to take any action, or cause any action to be taken, which would (i) allow the Plan or the Plan Account to be invested in any property other than Shares or (ii) cause the Plan not to be a mere contractual arrangement for the Participant’s holding ownership interests in the Shares for United States federal income tax purposes. Notwithstanding anything in this Section 8.1 to the contrary, the Board reserves the right to terminate the Plan at any time by immediately transferring record title of the Allocable Shares to the Participants.

8.2  Termination of the Plan.

(a) The Plan shall terminate, and record title to the Allocable Shares shall be transferred to the Participants, immediately prior to the effectiveness of any transaction that would have the effect of converting all or any portion of the Allocable Shares into, or exchanging all or any portion of the Allocable Shares for, any property (other than any repurchase of Allocable Shares for cash by the Company in connection with either a cancellation of Interests pursuant to Article VI or a cash-only self tender by the Company or any other transaction contemplated herein), provided, however, that the Plan shall not terminate by reason of such a transaction if the Administrator has, prior to consummation of such transaction, obtained an opinion from a nationally recognized tax counsel, in form and substance reasonably acceptable to the Administrator in its sole and absolute discretion, to the effect that notwithstanding such a transaction, each Participant will continue to be treated as the owner of the Allocable Shares credited to such Participant pursuant to the Plan for United States federal income tax purposes (and for purposes of such opinion, such opinion may be conditioned upon the Plan’s prompt distribution to the Participants of certain property into which the Allocable Shares are converted or exchanged for in such a transaction, such as, for example, debt or equity of the Company or an entity other than the Company and/or cash). The Plan shall terminate, and record title to the Allocable Shares shall be transferred to the Participants, immediately prior to (i) the effectiveness of any transaction pursuant to which the Administrator would cease to be a wholly-owned subsidiary of the Company or (ii) the filing of any petition, whether or not made by the Company, relating to the bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution or winding-up of the Company; provided, that such termination shall occur with respect to any filing not made by the Company only if such petition is not withdrawn or dismissed within sixty days of filing.

(b) Upon termination of the Plan, (i) all Interests issued under the Plan shall immediately be cancelled and (ii) within thirty (30) days following such cancellation, or such longer time as needed to comply with all applicable law, including United States federal securities law, (x) the Company shall transfer record title to, and deliver certificates for, each Participant’s Allocable Shares to such Participant and (y) the Company shall cause any previously declared but undistributed dividend or stock split to be distributed to the Participants (in accordance with the Allocable Shares credited to each such Participant on the record date for such dividend or stock split).

8.3  Notice of Action.  Notice of any amendment, suspension or termination of the Plan shall be given by the Board to the Administrator and any affected Participant.

ARTICLE IX

MISCELLANEOUS

9.1  All Risk on Participants.  Each Participant shall bear all risk in connection with any decrease in the value of the Shares and the value of his or her Interests and neither the Company, the Board, the Plan, the Plan Officer, nor the Administrator shall be liable or responsible for any decrease in the value of the Shares, the Plan Account or any Interests.

9.2  No Right to Continued Employment.  Nothing contained in the Plan shall give any Participant or other person the right to be retained in the employment of the Company or any of its Subsidiaries or affiliated or associated companies or affect the right of any such employer to dismiss any Participant or other person from employment. The adoption and maintenance of the Plan shall not constitute a contract between any such employer and any Participant or other person or consideration for, or an inducement to or condition of, the employment of any Participant or other person.

9.3  Anti-Alienation.

(a) Except as provided in subsections (b), (c) or (d) below or insofar as applicable law may otherwise require, no economic interest, expectancy, benefit, payment, claim or right of any Participant under the Plan shall be subject in any manner to any claims of any creditor of any Participant, the Administrator or the Company nor to alienation by anticipation, sale, transfer, assignment, bankruptcy, pledge, attachment, charge or encumbrance of any kind. If any person shall attempt to take any action contrary to this subsection (a), such action shall be null and void and of no effect, and the Administrator and the Company shall disregard such action and shall not in any manner be bound thereby and shall suffer no liability on account of its disregard thereof.

(b) In any case in which a Participant, as a record holder of Shares (if such Participant was permitted to be a record owner of such Shares in the absence of this Plan), would be permitted by the Certificate to pledge such Shares, the Participant may assign to a Qualified Financial Institution his or her rights pursuant to Section 6.1(a) relating to all or any of the Participant’s Allocable Shares (which assignment shall not give such Qualified Financial Institution any other rights hereunder or cause such Qualified Financial Institution to become a Participant); provided, that the Participant shall simultaneously notify the Administrator and the Company of such assignment. Upon any such assignment, upon the request of the Participant, the Administrator as agent for, and for the benefit and on behalf of, the relevant Participant, shall pledge and deliver to the Qualified Financial Institution certificates representing the number of Allocable Shares credited to the Participant and specified in the Participant’s notice (not to exceed (in the aggregate) the Interests credited to the Participant) as directed by the Participant, together with such other documentation as the Qualified Financial Institution shall reasonably request. Any such pledge and delivery shall solely be with respect to the Allocable Shares credited to such assigning Participant and shall not affect any other Allocable Shares credited to any other Participant. Immediately upon any full or partial foreclosure on any such pledge by the Qualified Financial Institution, the Administrator shall cancel the applicable Interests credited to the Participant to reflect the reduction of Allocable Shares credited to such Participant as a result of such foreclosure. Nothing herein shall modify or limit the terms and conditions of Article Sixth Section (D)(3)(e) of the Certificate or any of the rights or obligations of the Company or any Qualified Financial Institution specified therein. In no case may any Qualified Financial Institution further assign, pledge, transfer or otherwise dispose of any such rights (or any attributes or rights thereof) assigned to it. The purpose of this Section 9.3(b) is to allow a Participant to borrow against his or her Allocable Shares, as would be the case if such Participant was (and was permitted by the terms of the Certificate to be) the record owner of such Allocable Shares.

(c) In any case in which a Participant, as a record holder of Shares (if such Participant was permitted to be a record owner of such Shares in the absence of this Plan), would be permitted by Article Sixth Section (D)(1) or (D)(2) of the Certificate to transfer such Shares to an “authorized transferee” (as defined in the Certificate), other than the Administrator, upon the written notice from a Participant delivered to the Company and the Administrator, specifying a desire to transfer any or all of the Participant’s Allocable Shares to an authorized transferee, and upon approval of the Board (which approval may require the execution by the authorized transferee of a repurchase agreement in a form satisfactory to the Board), the Administrator shall cancel the number of Interests relating to the Allocable Shares specified by such Participant’s written notice and the Company shall transfer record title to, and deliver certificates for, such Shares to such authorized transferee.

(d) ~~In any case in which a Participant shall~~
The Board may exclude from continuing participation in the Plan any person who would otherwise ~~continue to be an Employee, but shall cease to~~ be an Eligible Employee, if such participation would, in the determination of the Board, be reasonably likely to render the Plan incapable of qualifying for exemption from registration under Rule 12h-1(a) promulgated under the Securities Exchange Act of 1934, as amended. In any case in which a Participant is so excluded from continuing to participate in this Plan, the Company shall promptly notify such former Participant and the Administrator of such determination. Promptly upon such notification, the Administrator shall cancel all of such
former
Participant’s Interests and the Company shall transfer record title to, and deliver certificates for, the Allocable Shares relating to such Interests to such~~Employee~~
former Participant
.

9.4  Notice 1.  Any notice, election, request, instruction or other document to be given hereunder shall be in writing and delivered personally or sent by registered or certified mail (return receipt requested), postage prepaid, or sent by reputable overnight courier service or by facsimile (which is confirmed):

(a) If to the Company:

Peter Kiewit Sons’, Inc.
Kiewit Plaza

Omaha, Nebraska 68131
Telephone No.: (402) 342-2052
Facsimile No.: (402) 271-2829
Attention: Secretary

(b) If to the Administrator:

Kiewit Administrator, LLC
Kiewit Plaza
Omaha, Nebraska 68131
Telephone No.: (402) 342-2052
Facsimile No.: (402) 271-2965
Attention: Plan Officer
With a copy to the applicable Participant.

(c) If to a Participant, at the most recent address on file in the payroll records of the Company, or to such other persons or addresses as may be designated in writing by the party to receive such notice as provided above.

9.5  Securities Laws.  The Company shall be under no obligation to effect the registration pursuant to the Securities Act of 1933, as amended, of any Interests or any Shares held in the Plan Account or to effect similar compliance under any state laws.

9.6  Intended Characterization.  The Plan is, and it is the intention of the Company, the Plan Administrator and each Participant that for United States federal income tax and other purposes the Plan will be treated as, a mere contractual arrangement for participating in the ownership of the Company and not a trust, a partnership, a joint venture, a co-ownership arrangement, a corporation or other similar arrangement (such intended treatment, the “Intended Characterization”). The Company, the Plan Administrator and each Participant hereby agree to report all transactions under the Plan for all tax and other purposes in a manner consistent with the Intended Characterization.

9.7  Transactions in Shares.  The Administrator shall conduct transactions in Shares permitted under the Plan for a Participant only in the Shares attributable to such Participant (i.e., the Allocable Shares credited to such Participant). The Participant may direct the Administrator that transactions in Shares permitted under the Plan for such Participant be made with respect to a specifically identified block (or blocks) of Allocable Shares credited to such Participant.

9.8  Applicable Law.  The Plan and all rights thereunder shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.